UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2017

PROPHASE LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21617	23-2577138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

621 N. Shady Retreat Road, Doylestown, PA, 18901

(Address of principal executive offices)

(Registrant’s telephone number, including area code): (215) 345-0919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2017, Robert V. Cuddihy, Jr., the Chief Financial Officer and Chief Accounting Officer of ProPhase Labs, Inc. (the “Company”), notified the Company of his intention to resign his positions with the Company in order to pursue other career opportunities that have been offered to him. To facilitate an orderly transition, Mr. Cuddihy has agreed to continue in his employment with the Company and his role as Chief Financial Officer and Chief Accounting Officer until September 29, 2017.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

By:	/s/ Ted Karkus
Ted Karkus
Chairman of the Board, Chief Executive Officer and Director

Date: August 24, 2017